UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2007

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3121 Michelson Drive, 5th Floor, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 517-0000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2007, the Board of Directors (the "Board") of New Century Financial Corporation, a Maryland corporation (the "Company"), approved the amendment and restatement of the Company’s Bylaws to provide that the Company’s 2007 annual meeting of stockholders shall be held at a date and time during the month of December as shall be determined by a majority of the members of the Board, rather than a date and time during the month of October. The Sixth Amended and Restated Bylaws, which were effective immediately, did not affect the dates for the annual meetings to be held in years subsequent to 2007. The Sixth Amended and Restated Bylaws are attached to this Form 8-K as Exhibit 3.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit 3.3 Sixth Amended and Related Bylaws of New Century Financial Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

October 31, 2007	By:	/s/ Holly Etlin

Name: Holly Etlin
Title: President, Chief Executive Officer and Chief Restructuring Officer

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Exhibit Index

Exhibit No.	Description

3.3	Sixth Amended and Related Bylaws of New Century Financial Corporation.